Exhibit 10.56

FIFTH AMENDMENT TO THE

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of December 30, 2011 by and among ARDINGER FAMILY PARTNERSHIP, LTD., a Texas limited partnership (“Lender”), VIEWCAST.COM, INC., F/K/A MULTIMEDIA ACCESS CORPORATION, a Delaware corporation (“ViewCast”), OSPREY TECHNOLOGIES, INC., a Delaware corporation (“Osprey”), and VIDEOWARE, INC., a Delaware corporation (“VideoWare”, and together with ViewCast and Osprey, “Borrower”).

A. Borrower and Lender are party to that certain Second Amended and Restated Loan and Security Agreement dated as of December 11, 2006 (as modified, amended, renewed, extended, and restated from time to time, the “Loan Agreement”).

B. Borrower and Lender have agreed, upon the following terms and conditions, to amend the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1. Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Loan Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to sections of the Loan Agreement.

2. Amendments to Loan Agreement.

(a) Section 3(c) is hereby amended by modifying subsection (ii) and adding a new subsections (iii) and (iv), as follows:

“(ii) Interest on the unpaid Primary Principal Amount shall accrue daily and be paid monthly in arrears, on the last Business Day of each month, except as indicated in subsection (iii). (iii) Beginning on and as of October 1, 2011 and continuing through March 31, 2012, Interest on the unpaid Primary Principal Amount shall accrue daily but shall be paid per subsection (iv). (iv) Beginning on and as of April 30, 2012 and continuing through June 30, 2012, Borrower shall make three approximately equal monthly payments on the last Business Day of each month that in total will equal the Interest accrued and due under subsection (iii).”

(b) Section 3(d) is hereby amended by modifying subsection (ii) and adding a new subsections (iv) and (v), as follows:

““(ii) Interest on the unpaid Secondary Principal Amount shall accrue daily and be paid monthly in arrears, on the last Business Day of each month, except as indicated in subsection (iv). (iv) Beginning on and as of October 1, 2011 and continuing through March 31, 2012, Interest on the unpaid Secondary Principal Amount shall accrue daily but shall be paid per subsection (v). (v) Beginning on and as of April 30, 2012 and continuing through June 30, 2012, Borrower shall make three approximately equal monthly payments on the last Business Day of each month that in total will equal the Interest accrued and due under subsection (iv)”

(c) Section 3(e) is hereby amended to read as follows:

FIFTH AMENDMENT TO THE

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

“(e) Payment of Outstanding Obligation. (i) Beginning the earlier of (1) the date Borrower commences principal payments on any new line of credit established after the date of this Amendment, (2) the Borrower completes a placement of equity securities of a one million dollars or greater, or (3) on and as of July 31, 2012, Borrower shall make monthly principal payments in an amount equal to not less than $21,422.34. Such monthly payments shall be applied to the Primary Principal Amount until the Primary Principal Amount is paid in full, and such monthly payments shall thereafter be applied to the Secondary Principal Amount. (ii) Borrower shall repay all remaining outstanding Unpaid Principal and all accrued and unpaid interest thereon on the Maturity Date.”

3. Conditions Precedent. This Amendment shall not become effective until each of the following conditions are fully satisfied, or waived in writing by Lender; provided, however, that upon such satisfaction or waiver, this Amendment shall become effective as of the date set forth in the first paragraph hereof (referred to as the “Effective Date”):

(a) Lender shall have received this Amendment, duly executed by Borrower;

(b) The representations of each of Borrower as set forth in Section 5 (“Representations and Warranties”) of the Loan Agreement shall be true in all material respects on and as of the date of this Amendment as if made on and as of the date hereof (except to the extent such representations expressly refer to an earlier date, and except to the extent modified herein). No Event of Default shall have occurred and be continuing or will occur as a result of the execution of this Amendment

4. Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all Liens granted, conveyed, or assigned to Lender under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

5. Representations. Borrower hereby represents and warrants to Lender that each of the representations and warranties set forth in Section 5 (“Representations and Warranties”) of the Loan Agreement is true and correct in all material respects in each case as if made on and as of the date hereof (except to the extent such representations expressly refer to an earlier date and except to the extent modified herein) and Borrower expressly agrees that it shall be an additional Event of Default under the Loan Agreement if this representation and warranty shall prove to have been incorrect in any material respect.

6. Release. Borrower hereby acknowledges and agrees that, as of the Effective Date, there are no defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever to or against Lender or the terms and provisions of or the obligations of Borrower under the Loan Documents and the other agreements, instruments and documents evidencing, securing, governing, guaranteeing or pertaining thereto, and that, as of the Effective Date, Borrower has no right to seek affirmative relief or damages of any kind or nature from Lender with respect to the transactions evidenced by the Loan Documents. To the extent any such defenses, counterclaims, offsets, cross-complaints, claims, demands or rights exist, as of the Effective Date, Borrower hereby waives, and hereby knowingly and voluntarily releases and discharges Lender and its predecessors, officers, directors, agents, attorneys, employees, successors and assigns, from all such claims, demands, actions, causes of action, defenses, counterclaims, offsets, cross-

FIFTH AMENDMENT TO THE

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

complaints, damages, costs, expenses and liabilities whatsoever, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto. Borrower hereby confirms and acknowledges that, as of the Effective Date, the outstanding principal balance of the Indebtedness is Five million six hundred sixty nine thousand nine hundred eighty two dollars ($5,669,982.00).

7. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under Texas law, and (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable.

8. Entireties. The Loan Agreement as amended by this Amendment represents the final agreement between the parties about the subject matter of the Loan Agreement as amended by this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

9. Parties. This Amendment binds and inures to Borrower, Lender, and their respective successors and assigns.

10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

FIFTH AMENDMENT TO THE

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

EXECUTED as of the date first stated above.

BORROWER:

VIEWCAST.COM, INC.

By:	/s/ Laurie L. Latham
Name: Laurie L. Latham
Title: CFO

OSPREY TECHNOLOGIES, INC.

By:	/s/ Laurie L. Latham
Name: Laurie L. Latham
Title: CFO

VIDEOWARE, INC.

By:	/s/ Laurie L. Latham
Name: Laurie L. Latham
Title: CFO

Signature page to Fifth Amendment

FIFTH AMENDMENT TO THE

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

LENDER:

ARDINGER FAMILY PARTNERSHIP, LTD.,

By:	/s/ H. T. Ardinger, Jr.
H.T. Ardinger, Jr.
General Partner

Signature page to Fifth Amendment